UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): May 27, 2015

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

251. E. Front St., Suite 400 Boise, Idaho (Address of principal executive offices)	83702 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The annual meeting of stockholders (“Annual Meeting”) of US Ecology, Inc. (“Company”) was held on May 27, 2015, wherein the Company’s stockholders approved each of the four proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 15, 2015 (“Proxy Statement”). The voting results are set forth below under Item 5.07.

At the Annual Meeting, Company stockholders approved the Company’s Omnibus Incentive Plan (“Omnibus Plan”), which was approved by the Company’s Board of Directors (“Board”) on April 7, 2015, subject to stockholder approval. A description of the material terms of the Omnibus Plan is contained in the Company’s Proxy Statement, which summary is incorporated in its entirety herein by reference.

The Company’s Omnibus Plan provides, among other things, the ability for the Company to issue Performance Stock Units (the “PSU”). On May 27, 2015, the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) recommended, and the Board approved, a grant of PSUs to each of the Company’s named executive officers. Each PSU represents the right to receive one share of common stock on the expiration of a specific restriction period conditioned on the achievement of performance goals.

The total number of PSUs each participant is eligible to earn ranges from 0% to 200% of the target number of PSUs granted (for each executive, the “Target PSUs”), based on the Company’s Total Stockholder Return (“TSR”) relative to the TSR of the S&P 600 (50% of Target PSUs) and the TSR of certain companies in the environmental and facilities services industry (“Peer Group”) (50% of Target PSUs) over the three-year performance period beginning January 1, 2015 (“Performance Period”) as set forth below. Linear interpolation will be used to calculate actual awards for performance between the percentiles indicated.

Three-year Company TSR Relative to S&P 600 (50% of Target PSUs)		Three-year Company TSR Relative to Peer Group (50% of Target PSUs)
Percentile Rank	Resulting PSUs Earned (% of Target)	Percentile Rank	Resulting PSUs Earned (% of Target)
>= 90th Percentile	200%	>= 90th Percentile	200%
50th Percentile	100%	50th Percentile	100%
35th Percentile	50%	35th Percentile	50%
0 Percentile	0	0 Percentile	0

The number of PSUs granted on May 27, 2015 are set forth below.

Name	Title	Target PSUs
Jeffrey R. Feeler	Director, President & Chief Executive Officer	2,559
Steven D. Welling	Executive Vice President of Sales & Marketing	1,172
Simon G. Bell	Executive Vice President of Operations, Environmental Services	1,066
Eric L. Gerratt	Executive Vice President, Chief Financial Officer & Treasurer	1,066
Mario Romero	Executive Vice President of Operations, Field & Industrial Services	1,066

If the Company’s TSR for the Performance Period is below the 35th percentile relative to that of either the S&P 600 or Peer Group, no PSUs will vest with respect to such performance measure and no payout of Company common stock will be made with respect to such PSUs for the Performance Period. If the Company’s TSR for the Performance Period exceeds the 50th percentile relative to either the S&P 600 or Peer Group, the recipient will receive additional PSUs above the Target PSUs for such performance measure, subject to a maximum of 200% of the Target PSUs for such performance measure.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The proposals below are described in the Company’s Proxy Statement. Of the 21,658,957 shares outstanding and entitled to vote, 20,501,262 shares were represented. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

(i)  Election of Directors – The following persons were elected as directors to hold office until the next annual meeting of stockholders or until their death, resignation or removal.

	Votes For	Votes Against	Votes Abstained
Joe F. Colvin	17,418,472	338,888	5,196
Katina Dorton	17,725,472	31,921	5,163
Jeffrey R. Feeler	17,668,266	87,573	6,717
Daniel Fox	17,422,851	333,906	5,799
David M. Lusk	17,569,576	186,465	6,515
Stephen A. Romano	17,563,283	192,937	6,336
John T. Sahlberg	17,726,415	30,267	5,874

(ii)  Ratification of the Company’s Independent Registered Public Accounting Firm – The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.  The voting results were 20,418,909 shares “FOR”, 61,280 shares “AGAINST” and 21,073 shares “ABSTAIN.”

(iii) Advisory Vote on Executive Compensation – The Company’s stockholders approved by non-binding vote the executive compensation of certain executive officers. The voting results were 17,666,627 shares “FOR”, 66,318 shares “AGAINST” and 29,611 shares “ABSTAIN.”

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(iv) Approval of the Company’s Omnibus Incentive Plan – The Company’s stockholders approved the Company’s Omnibus Plan. The voting results were 17,401,281 shares “FOR”, 331,170 shares “AGAINST” and 30,105 shares “ABSTAIN.”

There were 2,738,706 broker non-votes with respect to the election of each director, the approval by non-binding vote the executive compensation of certain officers and the approval of the Omnibus Plan. There were no broker non-votes with respect to the appointment of the independent registered public accounting firm.

Item 8.01. Other Events.

Following the Annual Meeting, the Company’s Board held a regularly scheduled meeting at which Jeffrey R. Feeler was appointed Chairman of the Board and the following directors, each of whom are independent as defined by the applicable NASDAQ standards, were appointed to their respective committees identified below:

Audit Committee	Corporate Governance Committee	Compensation Committee
Daniel Fox (Chairman)	Katina Dorton (Chairperson)	Joe F. Colvin (Chairman)
Katina Dorton	Joe F. Colvin	Daniel Fox
John T. Sahlberg	Daniel Fox	John T. Sahlberg

The Company’s Corporate Governance Guidelines provide that in the event the Chairperson of the Board is an employee of the Company, the Chairperson of the Corporate Governance Committee shall serve as Lead Independent Director. Accordingly, because Jeffrey R. Feeler, the President and Chief Executive Officer of the Company, was appointed to the position of Chairman of the Board, Katina Dorton, Chairperson of the Corporate Governance Committee, shall serve as the Board’s Lead Independent Director.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US ECOLOGY, INC.
(Registrant)

Date: June 1, 2015	By: /S/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

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